Exhibit 99.1

August 9, 2007

Butler Service Group, Inc.

110 Summit Avenue

Montvale, New Jersey 07645

Re:	Financing Commitment

Ladies and Gentlemen:

Butler Service Group, Inc. and its subsidiaries (the “Company”), has advised Monroe Capital LLC (“Monroe”) that the Company requires financing (a) to refinance current debt at the Company, (b) to fund the Company’s ongoing working capital requirements and (c) to pay transaction fees and expenses. Monroe is pleased to advise you that Monroe or one or more of its affiliates (collectively, the “Lender”) is willing to provide the Company with a senior secured financing facility in the maximum aggregate amount of $23,000,000 (the ”Financing Facility”) substantially on the terms and conditions set forth in the Outline of Terms and Conditions attached hereto as Exhibit A (the “Term Sheet”). All obligations of the Company under the Financing Facility will be guaranteed by Butler International, Inc. (“Parent”) and each subsidiary of Parent other than, unless otherwise agreed by Company and Monroe, those subsidiaries that do not currently guaranty or otherwise provide security for the Company’s existing senior secured credit facility (each a “Guarantor” and collectively, the “Guarantors” and together with the Company, each a “Loan Party” and collectively, the “Loan Parties”). The Lender’s commitment to provide the Financing Facility is subject in all respects to satisfaction of the terms and conditions contained in this commitment letter and in the Term Sheet. Upon execution and delivery hereof by the Company, the execution and delivery by the Company of the fee letter of even date herewith (the “Fee Letter”) and the delivery by the Company of the Commitment Fee (as defined in the Fee Letter), this commitment letter and the attached term sheet will supersede and replace the Term Sheet executed by Parent dated April 24, 2007.

The Company, on behalf of itself and the other Loan Parties, acknowledges that this commitment letter and the Term Sheet are intended as an outline only and do not purport to summarize all of the conditions, covenants, representations, warranties and other provisions that would be contained in definitive loan documentation for the Financing Facility. The definitive loan documentation for the Financing Facility will include, in addition to the provisions that are summarized in this commitment letter and the Term Sheet, provisions that, in the opinion of the Lender, are customary or typical for this type of financing transaction and other provisions that

August 9, 2007

the Lender determines to be appropriate in the context of the proposed transaction. Such definitive loan documentation shall be in form and substance satisfactory to the Lender.

By its execution hereof and its acceptance of the commitment contained herein, the Company, on behalf of itself and the other Loan Parties, agrees to indemnify and hold harmless the Lender, any other entity that becomes a Lender as contemplated by the Term Sheet and each of their respective assignees and affiliates and their respective directors, partners, members, officers, employees and agents (each an “Indemnified Party”) from and against any and all losses, claims, damages, liabilities or other expenses to which such Indemnified Party may become subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from, this commitment letter or the extension of the Financing Facility contemplated by this commitment letter, or in any way arise from any use or intended use of this commitment letter or the proceeds of the Financing Facility contemplated by this commitment letter, and the Company agrees to reimburse each Indemnified Party for any legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such Indemnified Party is a party to any action or proceeding out of which indemnified expenses arise), but excluding therefrom all expenses, losses, claims, damages and liabilities which are finally determined in a non-appealable decision of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. In the event of any litigation or dispute involving this commitment letter or the Financing Facility, no Indemnified Party shall be responsible or liable to the Company or any other person or entity for any special, indirect, consequential, incidental or punitive damages. In addition, the Company agrees to reimburse the Lender on demand for all reasonable fees and expenses (the “Expenses”) incurred by or on behalf of the Lender in connection with the negotiation, preparation, execution and delivery of this commitment letter, the Term Sheet and any and all definitive loan documentation relating hereto and thereto, including, without limitation, the reasonable fees and expenses of counsel to the Lender and the fees and expenses incurred by the Lender in connection with any due diligence, collateral reviews, appraisals, valuations and field examinations. The obligations of the Company under this paragraph shall remain effective whether or not definitive loan documentation is executed and notwithstanding any termination of this commitment letter.

On or prior to the date of execution hereof, Parent has paid to the Lender an expense deposit of $125,000 (the “Expense Deposit”), to fund Expenses incurred by or on behalf of the Lender. If less than an aggregate of $125,000 of Expenses are incurred by or on behalf of the Lender, the unused portion of the paid in Expense Deposit will be returned to Parent; provided, however, that if the Closing Date (as defined in the Term Sheet) does not occur for any reason whatsoever due to the fault of any Loan Party, the Expense Deposit will be retained by the

August 9, 2007

Lender as partial liquidated damages. The Lender may request, and the Company shall forthwith pay to the Lender, in immediately available funds, an additional expense deposit if the amount of Expenses incurred or to be incurred by the Lender in connection with the Financing Facility exceeds or will exceed the amount of the Expense Deposit. The Expense Deposit will not be segregated and may be commingled with other funds, and the Company will not be entitled to receive interest on the Expense Deposit.

Unless the Lender is not willing to offer the Financing Facility to the Company on substantially the terms set forth in this commitment letter and the Term Sheet, the Company agrees that (a) neither the Company nor any of the other Loan Parties, nor any of their respective affiliates, officers, directors, shareholders, advisors, representatives or employees shall directly or indirectly solicit, permit, participate in, engage in or otherwise facilitate discussions with any other potential sources for the financing contemplated by this commitment letter and the Term Sheet (it being understood that a preferred equity financing would not be such a contemplated financing) at any time prior to the earlier of 60 days following the date of the acceptance by the Company of this commitment letter and (ii) termination of this commitment letter by Lender pursuant to the second sentence of the immediately following paragraph, and (b) the Company will promptly provide written notice to the Lender of the form and content of any communication regarding such matters or any attempt by any third party to engage in such activities. The obligations of the Company under this paragraph shall remain effective whether or not definitive loan documentation is executed and, except as set forth in the first sentence of this paragraph, notwithstanding any termination of this commitment letter.

The Lender’s commitment to provide the Financing Facility is subject to (a) the negotiation, execution and delivery of definitive loan documentation in form and substance satisfactory to the Lender and its counsel, (b) the satisfaction of the Lender that since the date of the most recent financial statements delivered to the Lender there has not occurred or become known to any Loan Party or the Lender any material adverse change with respect to the condition, financial or otherwise, business, operations, assets, liabilities or prospects of any Loan Party, as determined by the Lender in its sole discretion (a “Material Adverse Change”), (c) the absence of any material disruption or general adverse developments in the financial, banking or capital markets, as determined by the Lender in its sole discretion, and (d) the satisfaction of the conditions set forth in this commitment letter and the Term Sheet, as determined by the Lender in its sole discretion. If at any time the Lender shall determine (in its sole discretion) that either (i) any Loan Party will be unable to fulfill any condition set forth in this commitment letter or in the Term Sheet or (ii) either any Material Adverse Change or any material disruption or general adverse development described in clause (c) above has occurred, the Lender may terminate this commitment letter by giving notice thereof to the Company (subject to the obligation of the Company to pay all fees, costs, expenses and other payment obligations expressly assumed by

August 9, 2007

the Company hereunder, which shall survive the termination of this commitment letter). The commitment of the Lender to provide the Financing Facility is also conditioned upon and made subject to the Lender not becoming aware after the date hereof of any new or inconsistent information or other matter not previously disclosed to it relating to the Loan Parties or the financing transactions contemplated by this commitment letter that the Lender deems material and adverse relative to the information or other matters disclosed to the Lender prior to the date hereof.

The Company, on behalf of itself and the other Loan Parties, represents and warrants that (a) all information and other materials concerning the Loan Parties (collectively, the ”Information”) which has been, or is hereafter, made available by, or on behalf of any Loan Party is, or when delivered will be, when considered as a whole, complete and correct in all material respects and does not, or will not when delivered, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading and (b) to the extent that any such Information contains projections, such projections were prepared in good faith on the basis of (i) assumptions, methods and tests stated therein which are believed by the Loan Parties to be reasonable and (ii) information believed by the Loan Parties to have been accurate based upon the information available to the Loan Parties at the time such projections were furnished to the Lender. The Company agrees that if at any time prior to the closing date for the transactions contemplated by this commitment letter, any of the representations in the preceding sentence would be incorrect in any material respect if the information and projections were being furnished, and such representations were being made, at such time, then the Company will promptly supplement, or cause to be supplemented, the information and projections so that such representations will be correct in all material respects under those circumstances.

This commitment letter is delivered to the Company upon the condition that, until the Closing Date, neither the existence of this commitment letter or the Term Sheet, nor any of their contents, shall be disclosed by the Company or any other Loan Party, except as may be compelled to be disclosed in a judicial or administrative proceeding, as otherwise required by law (including pursuant to the applicable rules and regulations of the Securities and Exchange Commission) or, on a confidential and “need to know” basis, solely to the directors, officers, employees, advisors and agents of the Company. In addition, the Company agrees, on behalf of itself and the other Loan Parties, that it will, and will cause each of the other Loan Parties to, (a) consult with the Lender prior to the making of any filing in which reference is made to the Lender or the commitment contained herein, and (b) obtain the prior written approval of the Lender before releasing any public announcement in which reference is made to the Lender or to the commitment contained herein. The Company acknowledges that the Lender and its affiliates may now or hereafter provide financing or obtain other interests in other companies in respect of

August 9, 2007

which the Company or its affiliates may be business competitors, and that the Lender and its affiliates will have no obligation to provide to the Company or any of its affiliates any confidential information obtained from or in respect of such other companies.

The offer made by the Lender in this commitment letter shall expire, unless otherwise agreed by the Lender in writing, at 5:00 p.m. (EST) on August 10, 2007, unless prior thereto the Lender shall have received (a) a copy of this commitment letter, signed by the Company accepting the terms and conditions of this commitment letter and the Term Sheet, (b) a copy of the Fee Letter signed by the Company accepting the terms and conditions of such Fee Letter and (c) the Commitment Fee, in immediately available funds. The commitment by the Lender to provide the Financing Facility shall expire at 5:00 p.m. (EST) on August 31, 2007, unless prior thereto, definitive loan documentation shall have been agreed to in writing by all parties and the conditions set forth therein shall have been satisfied (it being understood that the Company’s obligation to pay all amounts in respect of indemnification, fees and Expenses shall survive termination of this commitment letter).

This commitment letter, including the attached Term Sheet (a) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (b) shall be governed by the law of the State of Illinois, without giving effect to the conflict of laws provisions thereof, (c) shall be binding upon the parties and their respective successors and assigns, (d) may not be relied upon or enforced by any other person or entity, and (e) may be signed in multiple counterparts and delivered by facsimile or other electronic transmission, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. If this commitment letter becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This commitment letter may be amended, modified or waived only in a writing signed by each of the parties hereto.

[signature page follows]

August 9, 2007

Should the terms and conditions of the offer contained herein meet with your approval, please indicate your acceptance by signing and returning a copy of this commitment letter to the Lender and wiring the Commitment Fee (as defined in the Fee Letter) in immediately available funds, to an account designated by the Lender.

Very truly yours,

MONROE CAPITAL LLC

By:	/s/ Mark Bohntinsky

Mark Bohntinsky

Senior Vice President

Agreed and accepted on this

  9   day of August, 2007:

Butler Service Group, Inc.

By:	/s/ Mark Koscinski

Name: Mark Koscinski

Title:	Principal Accounting Officer